UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                          Form 8-K

                      Current Report

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005
                                                 ----------------

                     A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                        000-16109
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                 (Commission File Number)

      Delaware                                    94-2875566
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(State or other jurisdiction of                  (I.R.S. Employer
incorporation)                                Identification No.)

                      123 Saginaw Drive
                    Redwood City, CA 94063
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                (Address of principal executive
                      offices, with zip code)

                       (650) 366-2626
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      (Registrant's telephone number, including area code)

                              N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into or Amendment of Material Definitive
Agreement

On August 23, 2005, A.P. Pharma, Inc. (the "Company") and Paul Goddard finalized a modification of his existing agreement under which Dr. Goddard serves as Chairman of the Company. Dr. Goddard will continue his duties of chairman, including participating in strategic planning and representing the Company to the financial community, but will do so on a reduced schedule.

Dr. Goddard will no longer receive an annual salary under his arrangement and will instead be compensated on a per diem basis for services performed. His previously granted non-statutory stock option award will not be affected and will continue to vest and become exercisable as previously reported.



                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             A.P. PHARMA, INC.



Date:  August 23, 2005                  By:  /s/Michael O'Connell
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                                           Michael O'Connell
                                           President and Chief
                                           Executive Officer